Income Taxes	12 Months Ended
Apr. 30, 2026
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income from continuing operations before provision for income taxes was as follows:

	Year Ended April 30,

	2026	2025	2024
	(in thousands)
Domestic	$197,461	$157,356	$70,716
Foreign	190,989	187,556	151,926
Income before provision for income taxes	$388,450	$344,912	$222,642
The provision for domestic and foreign income taxes was as follows:

	Year Ended April 30,
	2026	2025	2024

	(in thousands)
Current income taxes:
Federal	$15,709	$33,433	$31,466
State	10,402	13,916	10,071
Foreign	49,698	52,891	40,853
Current provision for income taxes	75,809	100,240	82,390
Deferred income taxes:
Federal	24,832	(5,380)	(15,693)
State	3,964	(1,853)	(2,904)
Foreign	3,025	829	(13,712)
Deferred benefit for income taxes	31,821	(6,404)	(32,309)
Total provision for income taxes	$107,630	$93,836	$50,081
The reconciliation of the statutory federal income tax rate to the effective consolidated tax rate is as follows:

	Year Ended April 30, 2026
	(in thousands)	%
U.S. federal statutory income tax rate	$81,574	21.0%
State and local income tax, net of federal income tax effect (1)	11,089	2.9
Foreign tax effects (2)	13,204	3.4
Non-taxable or non-deductible items
Non-deductible officer's compensation	4,676	1.2
Other (3)	(2,048)	(0.5)
Effect of cross-border tax laws	(2,300)	(0.6)
Change in unrecognized tax benefits	3,485	0.9
Tax credits	(1,022)	(0.3)
Other (3)	(1,028)	(0.3)
Effective income tax rate	$107,630	27.7%
_______________________________
(1)For the year ended April 30, 2026, no single state or local jurisdiction accounted for more than 5% of the total income tax expense. The Company's state tax expense is primarily attributable to operations in Minnesota, New York, California, Illinois and New York City, which combined for more than 50% of this category, but none of which individually exceeded 5% of the total income tax expense.
(2)No individual foreign jurisdiction exceeded 5% of total income tax expense for fiscal 2026, either in aggregate or for any individual category of reconciling items.
(3)Reconciling items that are individually less than 5% of the total income tax expense.
The reconciliation of the statutory federal income tax rate to the effective consolidated tax rate is as follows for the years ended April 30, 2025 and 2024, prior to the adoption of ASU 2023-09:

	Year Ended April 30,
	2025	2024
U.S. federal statutory income tax rate	21.0%	21.0%
State tax, net of federal effect	2.8	2.8
Foreign tax rates differential	4.7	4.0
Non-deductible officer's compensation	1.6	1.9
Change in valuation allowance	(0.5)	(5.8)
Change in uncertain tax positions	(1.3)	1.1
Foreign-derived intangible income deduction	(1.0)	(1.2)
Repatriation of earnings of foreign subsidiaries	1.1	1.4
R&D tax credit	(0.7)	(1.5)
Other	(0.5)	(1.2)
Effective income tax rate	27.2%	22.5%
Components of deferred tax assets and liabilities were as follows:

	April 30,
	2026	2025

	(in thousands)
Deferred tax assets:
Deferred compensation	$157,813	$145,410
Operating lease liability	17,218	18,015
Loss carryforwards	19,828	25,565
Reserves and accruals	21,606	20,833
Allowance for doubtful accounts	6,004	6,786
Deferred revenue	3,066	6,112
Gross deferred tax assets	225,535	222,721
Deferred tax liabilities:
Operating lease, right-of-use, assets	(14,783)	(14,531)
Intangibles and goodwill	(25,957)	(24,753)
Property and equipment	(35,558)	(10,306)
Prepaid expenses	(17,508)	(15,997)
Unrealized gain on marketable securities	(10,093)	(6,502)
Other	(4,043)	(2,584)
Gross deferred tax liabilities	(107,942)	(74,673)
Valuation allowances	(10,109)	(9,469)
Net deferred tax asset	$107,484	$138,579
Deferred tax assets are reduced by a valuation allowance if it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized. Management believes uncertainty exists regarding the realizability of certain deferred tax assets and has, therefore, established a valuation allowance offsetting deferred tax assets that are not more-likely-than-not to be realized. Realization of the deferred tax asset is dependent on the Company generating enough taxable income of the appropriate nature in future years. Although realization is not assured, management believes that it is more-likely-than-not that the net deferred tax assets will be realized. In fiscal 2026, the Company’s valuation allowance increased by $0.6 million primarily due to management's conclusion that deferred tax assets in certain jurisdictions, including net operating losses, were not more-likely-than-not to be realized. In fiscal 2025, the Company’s valuation allowance decreased by $3.0 million primarily due to the releases of valuation allowances against deferred tax assets, including net operating loss carryforwards, in certain foreign jurisdictions that were more-likely-than-not to be realized. In fiscal 2024, the Company's valuation allowance decreased by $12.7 million, primarily due to the release of a $9.7 million valuation allowance as a result of actions taken in connection with the global minimum tax, and other releases of valuation allowances against deferred tax assets, primarily net operating loss carryforwards, in certain foreign jurisdictions that were more-likely-than-not to be realized. Deferred tax assets and deferred tax liabilities are presented net on the consolidated balance sheets by tax jurisdiction.
The global minimum tax, which is also known as Pillar Two under the Organization for Economic Cooperation and Development framework on Base Erosion and Profit Shifting and was first applicable to Korn Ferry in fiscal 2025, did not have a material impact on the Company’s tax provision.
As of April 30, 2026, the Company had U.S. federal net operating loss carryforwards of $0.4 million, which if unutilized, will begin to expire in fiscal 2036. The Company has state net operating loss carryforwards of $17.1 million, which, if unutilized, will begin to expire in fiscal 2031. The Company also has foreign net operating loss carryforwards of $73.9 million, which, if unutilized, will begin to expire in fiscal 2027.
The Company continues to consider undistributed earnings of certain foreign subsidiaries to be indefinitely reinvested, and accordingly, has not provided deferred taxes on such earnings. While the Company does not anticipate the need to repatriate funds to the U.S. to satisfy domestic liquidity needs, it reviews cash positions regularly and, to the extent that it determines that all or a portion of foreign earnings are not indefinitely reinvested, the Company will record a deferred tax liability. The determination of the amount of the unrecognized deferred tax liability related to such undistributed earnings is not practicable.
The Company elected to treat taxes due on future U.S. inclusions in taxable income related to Global Intangible Low-Taxed Income as an expense when incurred (the “period cost method”) as opposed to factoring such amounts in the Company’s measurement of its deferred taxes (the “deferred method”).
The Company and its subsidiaries file federal and state income tax returns in the U.S. as well as in foreign jurisdictions. These income tax returns are subject to audit by the Internal Revenue Service (the “IRS”) and various state and foreign tax authorities. Currently, income tax returns of the Company’s subsidiaries are under audit in Germany, Saudi Arabia, India, United Kingdom and United States. The Company’s income tax returns are not otherwise under examination in any material jurisdiction. The statute of limitations varies by jurisdiction in which the Company operates. With few exceptions, however, the Company’s tax returns for years prior to fiscal 2019 are no longer open to examination by tax authorities (including U.S. federal, state and foreign).
Unrecognized tax benefits are the differences between the amount of benefits of tax positions taken, or expected to be taken, on a tax return and the amount of benefits recognized for financial reporting purposes. As of April 30, 2026, the Company had a liability of $13.0 million for unrecognized tax benefits.
A reconciliation of the beginning and ending balances of the unrecognized tax benefits is as follows:

	Year Ended April 30,
	2026	2025	2024

	(in thousands)
Unrecognized tax benefits, beginning of year	$10,856	$14,023	$10,566
Additions based on tax positions related to the current year	594	2,140	1,573
Additions based on tax positions related to prior years	1,748	993	2,208
Settlement with tax authority	—	(2,159)	—
Lapse of applicable statute of limitations	(243)	(4,141)	(324)
Unrecognized tax benefits, end of year	$12,955	$10,856	$14,023
As of April 30, 2026, the Company had $13.0 million of unrecognized tax benefits. The full amount of unrecognized tax benefits would impact the effective income tax rate if recognized. The Company classifies interest and penalties related to unrecognized tax benefits as a component of the provision for income taxes. The Company had accruals of $4.0 million, $2.7 million and $2.1 million for interest related to unrecognized tax benefits as of April 30, 2026, 2025 and 2024, respectively. The Company had an accrual of $0.4 million and $0.4 million as of April 30, 2026 and 2025, respectively, for penalties related to unrecognized tax benefits. The Company recognized tax expense of $1.4 million and $0.8 million for interest and penalties related to unrecognized tax benefits during fiscal 2026 and 2025, respectively. The Company did not recognize a tax expense for interest and penalties related to unrecognized tax benefits during fiscal 2024.
Cash paid during the year for income taxes, net of refunds, is as follows:

Year Ended April 30, 2026
(in thousands)
U.S. Federal	$17,348
State	11,203
Foreign
Canada	8,376
United Kingdom	6,033
United Arab Emirates	5,285
Australia	4,904
India	4,879
Other foreign	31,742
Total	$89,770
Cash paid for income taxes, net of refunds, were $106.9 million and $72.1 million for fiscal years 2025 and 2024, respectively.